UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2026

Cardiff Oncology, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35558	27-2004382
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11055 Flintkote Avenue
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 952-7570

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRDF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Previously on January 26, 2026, Cardiff Oncology, Inc. (the “Company”) disclosed that Dr. Mark Erlander, CEO and James Levine, CFO had stepped down from their respective roles at the Company as part of a strategic review. On March 27, 2026 (the “Separation Date”), the Company entered into separation agreements with each of Dr. Erlander and Mr. Levine. Pursuant to Dr. Erlander’s agreement, among other things, he will be paid (i) his base salary of $635,000 to be paid over the 12 months from the Separation Date, (ii) his 2025 bonus of $122,238, (iii) 50% of his target bonus for 2026 on a pro-rated basis for 12 months from the Separation Date and (iv) continued healthcare benefits for up to 12 months. In addition, Dr. Erlander entered into a consulting agreement with the Company and his stock options will continue to vest until June 2026 after which his vested stock options shall be exercisable for 12 months thereafter.

Pursuant to Mr. Levine’s agreement, among other things, he will be paid (i) his base salary of $490,000 to be paid over the 12 months from the Separation Date, (ii) his 2025 bonus of $61,740, (iii) 50% of his target bonus for 2026 on a pro-rated basis for 12 months from the Separation Date and (iv) continued healthcare benefits for up to 12 months. In addition, Mr. Levine’s vested stock options shall be exercisable for 12 months after the Separation Date.

Further, pursuant to both separation agreements, Dr. Erlander and Mr. Levine agreed to a general release and confidentiality

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The information set forth above under Item 1.01 is incorporated herein by reference.

On March 27, 2026, Dr. Erlander resigned as a director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIFF ONCOLOGY, INC.

Date:	April 2, 2026	By:	/s/ Mani Mohindru
Mani Mohindru Chief Executive Officer